MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.







FUND LOGO






Quarterly Report

November 30, 1995

Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER

For the fiscal quarter ended November 30, 1995, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +10.12%, +9.82%, +9.82%, and +10.05%, respectively, outperforming the total return of +8.38% for the unmanaged Standard & Poor's 500 Index (S&P 500). (Complete performance information, including average annual total returns, can be found on pages 3, 4 and 5 of this report to shareholders.) Almost one-half of the stocks in the portfolio, including all of the Fund's top ten holdings, had total returns which were substantially greater than the total return for the S&P 500. (See page 5 of this report for the top ten holdings.) During the November quarter, the Fund remained fully invested, ending the quarter with cash reserves of 6.2% of net assets, compared to cash reserves of 7.5% at the end of the August quarter.

The Environment
The domestic economy continues to exhibit signs of a continued slowdown in real economic activity. The reduced rates of growth in consumer demand for motor vehicles, housing and related durable goods are being joined by slower rates of growth in business investment spending. Also, the rates of real economic growth in Europe and Asia appear to be slowing, affecting US exports of commodities and manufactured industrial equipment. Even the rapid pace of capital investment in information processing and telecommunications equipment in the United States appears to be slowing, as reflected in recent industry surveys.

Investment Strategy
Our investment focus is concentrated primarily on large-capitalization global growth companies which have demonstrated the ability to produce consistent growth in earnings even through periods of relatively slow real economic growth in the United States. The largest weighting continues to be in pharmaceuticals. We have increased the weighting from 11.6% of net assets to 17.1% since the August quarter. The top ten industry sectors were equal to 58.3% of net assets at the end of the November quarter. Investments in the consumer nondurables and services industry sectors represent well over 50% of the Fund's net assets, while investments in the technology sector are well below the sector weighting in the S&P 500 (9% compared to 15%). We believe a continuation of a relatively slow pace of real economic growth may benefit the consumer nondurable goods and services sector.

Portfolio Matters
We held investments in 46 companies by November quarter-end, unchanged from the number of holdings at the end of the August quarter. During the November quarter, we added seven and eliminated seven companies from the Fund. Capital gains were realized on five of the seven companies eliminated. We sold Bay Networks Inc., Hewlett-Packard Co. and Scholastic Corp. with capital gains on the basis of relatively high valuations. We added Transport Holdings Inc. to the Fund as the result of a stock distribution from The Travelers Group Inc. We sold the stock at a capital gain in response to its valuation. We added Dell Computer Corp. to the Fund and subsequently sold it at a capital gain after we received information on computer purchasing intentions which caused us to reduce our growth expectations for the domestic desktop computer market in 1996. Capital losses were realized with the eliminations of Haemonetics Corp. and The Pep Boys--Manny, Moe & Jack from the portfolio. In both cases, there were negative changes in the competitive environment for these companies, leading us to expect a deterioration in the outlooks for growth in earnings and stock price appreciation.

Other companies introduced to the Fund were Computer Associates International, Inc., Enron Corp., General Electric Co., Primark Corporation, and Schering-Plough Corp. Computer Associates International, Inc. could show an accelerated growth of earnings as the result of recent acquisitions and unique products for the corporate network software market. We believe Enron Corp. has an attractive stock valuation and a management approach conducive to producing relatively stable and above-average growth in earnings in the energy business. We also believe General Electric Co. has an attractive valuation and a demonstrated record of relatively stable and above-average growth in earnings. Primark Corporation is a relatively rapid growth company in the information services industry. It provides unique technology-based information services and global financial and economic data bases to a wide range of private and governmental customers. The valuation appears attractive in comparison to peer group companies. Schering-Plough Corp. has an attractive valuation relative to its growth rate among the top tier of pharmaceutical companies, in our opinion. Finally, First Data Corp. became a major portfolio holding as a result of the company's acquisition of the Fund's holding of First Financial Management Corp.

In Conclusion
The Fund's investment returns during the November quarter appear to show an investor shift toward the large-capitalization, global growth companies which are characteristic of the consumer nondurable goods and services sector and of the majority of the stock holdings in the Fund.

We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to discussing with you our investment activities and strategy in the upcoming semi-annual report.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager



January 3, 1996






PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Data for all of the Fund's shares are presented in the "Recent Performance Results" and "Performance Summary" tables on pages 4 and
5. Data for Class A Shares and Class B Shares are also presented in the "Aggregate Total Return" tables below. Data for the Fund's Class C and Class D Shares are presented in the "Average Annual Total Return" tables below.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94)
through 9/30/95                           +26.03%        +19.41%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (10/21/94)
through 9/30/95                           +24.95%        +20.95%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Average Annual Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/95                        +25.46%        +24.46%
Inception (12/24/92)
through 9/30/95                           + 7.79         + 7.79

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/95                        +26.46%        +19.82%
Inception (12/24/92)
through 9/30/95                           + 8.62         + 6.52

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid*  % Change**
10/21/94-12/31/94                   $9.99       $9.62        $0.255         $0.051        - 0.54%
1/1/95-11/30/95                      9.62       12.84          --             --          +33.47
                                                             ------         ------
                                                       Total $0.255   Total $0.051

                                                  Cumulative total return as of 11/30/95: +32.75%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid*  % Change**
10/21/94-12/31/94                   $9.85       $9.46        $0.255         $0.051        - 0.76%
1/1/95-11/30/95                      9.46       12.52          --             --          +32.35
                                                             ------         ------
                                                       Total $0.255   Total $0.051

                                                  Cumulative total return as of 11/30/95: +31.35%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares***
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid*   % Change**
12/24/92-12/31/92                  $10.00      $ 9.92          --             --          - 0.80%
1993                                 9.92       10.43          --             --          + 5.14
1994                                10.43        9.46        $0.255         $0.051        - 6.28
1/1/95-11/30/95                      9.46       12.52          --             --          +32.35
                                                             ------         ------
                                                       Total $0.255   Total $0.051

                                                  Cumulative total return as of 11/30/95: +29.38%**


  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated Class C Shares.

Performance Summary--Class D Shares***
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
12/24/92-12/31/92                  $10.00      $ 9.92          --             --          - 0.80%
1993                                 9.92       10.51          --             --          + 5.95
1994                                10.51        9.61        $0.255         $0.051        - 5.56
1/1/95-11/30/95                      9.61       12.81          --             --          +33.30
                                                             ------         ------
                                                       Total $0.255   Total $0.051

                                                  Cumulative total return as of 11/30/95: +32.31%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D Shares.



PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                                     12 Month       3 Month
                                                               11/30/95     8/31/95    11/30/94      % Change       % Change
ML Fundamental Growth Fund, Inc. Class A Shares*                $12.84       $11.66      $9.90        +33.25%(1)     +10.12%
ML Fundamental Growth Fund, Inc. Class B Shares*                 12.52        11.40       9.75        +31.98(1)      + 9.82
ML Fundamental Growth Fund, Inc. Class C Shares*                 12.52        11.40       9.75        +31.98(1)      + 9.82
ML Fundamental Growth Fund, Inc. Class D Shares*                 12.81        11.64       9.90        +32.94(1)      +10.05
Standard & Poor's 500 Index**                                   605.37       561.88     453.69        +33.43         + 7.74
ML Fundamental Growth Fund, Inc. Class A Shares--Total Return*                                        +33.95(2)      +10.12
ML Fundamental Growth Fund, Inc. Class B Shares--Total Return*                                        +32.69(2)      + 9.82
ML Fundamental Growth Fund, Inc. Class C Shares--Total Return*                                        +32.69(2)      + 9.82
ML Fundamental Growth Fund, Inc. Class D Shares--Total Return*                                        +33.64(2)      +10.05
Standard & Poor's 500 Index--Total Return**                                                           +36.93         + 8.38

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.255 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.051 per share ordinary income dividends and $0.255 per share capital gains distributions.



PORTFOLIO INFORMATION


Ten Largest Holdings               Percent of
(Equity Investments)               Net Assets

Johnson & Johnson                       4.1%
MCI Communications Corp.                3.9
The Travelers Group Inc.                3.8
Schering-Plough Corp.                   3.7
American International Group, Inc.      3.7
Merck & Co., Inc.                       3.6
Eastman Kodak Co.                       3.6
Procter & Gamble Co.                    3.6
First Data Corp.                        3.6
Pharmacia & Upjohn, Inc.                3.5


                                   Percent of
Ten Largest Industries             Net Assets

Pharmaceuticals                        17.1%
Beverages                               6.6
Information Processing                  5.5
Software--Computer                      5.0
Retail Specialty                        4.8
Medical--Technology                     4.1
Telecommunications                      3.9
Financial Services                      3.8
Household Products                      3.8
Insurance                               3.7




Equity Portfolio Changes for the Quarter Ended
November 30, 1995

Additions

 Computer Associates International, Inc.
*Dell Computer Corp.
 Enron Corp.
 General Electric Co.
 Primark Corporation
 Schering-Plough Corp.
*Transport Holdings Inc. (Class A)

Deletions

 Bay Networks Inc.
*Dell Computer Corp.
 Haemonetics Corp.
 Hewlett-Packard Co.
 The Pep Boys--Manny, Moe & Jack
 Scholastic Corp.
*Transport Holdings Inc. (Class A)

[FN]
*Added and deleted in the same quarter.




SCHEDULE OF INVESTMENTS
                                                                                                                    Percent of
Industries                Shares Held                       Stocks                         Cost          Value      Net Assets
Advertising                    70,000    Interpublic Group of Companies, Inc.          $  2,610,400     $  2,686,250    1.6%


Automotive & Truck             20,000    Ek Chor China Motorcycle Co. Ltd. (ADR) (a)        734,300          275,000    0.2


Banking & Financial            10,000    State Street Boston Corp.                          352,275          450,000    0.3


Beverages                      75,000    The Coca-Cola Co.                                4,223,925        5,681,250    3.3
                              100,000    PepsiCo, Inc.                                    4,340,109        5,525,000    3.3
                                                                                       ------------     ------------  ------
                                                                                          8,564,034       11,206,250    6.6


Chemical Producers            100,000    Duracell International Inc.                      4,447,287        5,300,000    3.1
                               10,000    Great Lakes Chemical Corp.                         614,769          711,250    0.4
                                                                                       ------------     ------------  ------
                                                                                          5,062,056        6,011,250    3.5


Computers                     110,000    Compaq Computer Corp.                            4,303,573        5,445,000    3.2


Consumer Products &           150,000    CUC International, Inc.                          3,793,501        5,700,000    3.3
Services

Cosmetics                     100,000    The Gillette Co.                                 3,875,150        5,187,500    3.0
                               10,000    International Flavors & Fragrances Inc.            483,100          511,250    0.3
                                                                                       ------------     ------------  ------
                                                                                          4,358,250        5,698,750    3.3


Electrical Equipment           10,000    Emerson Electric Co.                               658,040          780,000    0.4
                               65,000    General Electric Co.                             4,356,190        4,371,250    2.6
                                                                                       ------------     ------------  ------
                                                                                          5,014,230        5,151,250    3.0


Electronics                    30,000    Intel Corp.                                      1,908,475        1,822,500    1.1


Energy                         50,000    Enron Corp.                                      1,872,250        1,875,000    1.1


Entertainment                 100,000    Viacom, Inc. (Class A)                           5,086,791        4,812,500    2.8
                               20,000    The Walt Disney Co.                              1,141,200        1,202,500    0.7
                                                                                       ------------     ------------  ------
                                                                                          6,227,991        6,015,000    3.5


Financial Services            110,000    The Travelers Group Inc.                         4,952,281        6,545,000    3.8


Food                           10,000    Wrigley (Wm.) Jr. Co. (Class B)                    436,070          471,250    0.3


Food Merchandising             20,000    Albertson's, Inc.                                  590,663          615,000    0.4


Hotel                          25,000    Marriott International, Inc.                       925,240          931,250    0.5


Household Products              5,000    Colgate-Palmolive Co.                              373,425          366,250    0.2
                               70,000    Procter & Gamble Co.                             4,702,488        6,046,250    3.6
                                                                                       ------------     ------------  ------
                                                                                          5,075,913        6,412,500    3.8


Information Processing         85,000    First Data Corp. (b)                             3,997,041        6,035,000    3.6
                               25,000    General Motors Corp. (Class E)                   1,172,750        1,262,500    0.7
                               75,000    Primark Corporation                              2,034,375        2,071,875    1.2
                                                                                       ------------     ------------  ------
                                                                                          7,204,166        9,369,375    5.5

Insurance                      70,000    American International Group, Inc.               5,213,206        6,282,500    3.7


Leisure                        70,000    PolyGram N.V. (ADR)(a)                           3,392,251        4,200,000    2.5



SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                    Percent of
Industries                Shares Held                       Stocks                         Cost          Value      Net Assets
Medical--Technology            80,000    Johnson & Johnson                             $  5,769,519     $  6,930,000    4.1%


Oil Services                   10,000    Schlumberger Ltd.                                  616,850          635,000    0.4


Pharmaceuticals               100,000    Amgen, Inc.                                      3,273,582        4,962,500    2.9
                              100,000    Merck & Co., Inc.                                5,218,550        6,187,500    3.6
                              100,000    Pfizer Inc.                                      3,889,338        5,800,000    3.4
                              165,000    Pharmacia & Upjohn, Inc. (c)                     4,902,245        5,919,375    3.5
                              110,000    Schering-Plough Corp.                            5,723,607        6,311,250    3.7
                                                                                       ------------     ------------  ------
                                                                                         23,007,322       29,180,625   17.1


Photography                    90,000    Eastman Kodak Co.                                5,083,489        6,120,000    3.6


Pollution Control              35,000    WMX Technologies Inc.                            1,034,554        1,032,500    0.6


Publishing                     50,000    Times Mirror Co. (Class A)                       1,425,392        1,625,000    1.0


Restaurant                     10,000    McDonald's Corp.                                   365,170          446,250    0.3


Retail Specialty              182,500    Staples Inc.                                     3,198,735        4,653,750    2.7
                              150,000    Toys 'R' Us, Inc.                                3,794,885        3,487,500    2.1
                                                                                       ------------     ------------  ------
                                                                                          6,993,620        8,141,250    4.8


Software--Computer             50,000    Computer Associates International, Inc.          2,986,357        3,275,000    1.9
                               60,000    Microsoft Corp.                                  5,551,162        5,220,000    3.1
                                                                                       ------------     ------------  ------
                                                                                          8,537,519        8,495,000    5.0

Telecommunications            250,000    MCI Communications Corp.                         5,799,521        6,656,250    3.9


Toys                          170,000    Mattel, Inc.                                     4,094,705        4,760,000    2.8


Travel & Lodging               45,000    Carnival Corporation (Class A)                   1,053,675        1,170,000    0.7


                                         Total Stocks                                   136,372,461      162,355,000   95.5


                          Face Amount         Short-Term Securities


US Government &            $6,625,000    Federal Home Loan Bank, 5.80% due
Agency Obligations*                      12/01/1995                                       6,625,000        6,625,000    3.9
                            4,000,000    Federal National Mortgage Association,
                                         5.65% due 12/15/1995                             3,991,211        3,991,211    2.3


                                         Total Short-Term Securities                     10,616,211       10,616,211    6.2


Total Investments                                                                      $146,988,672      172,971,211  101.7
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (2,886,198)  (1.7)
                                                                                                        ------------  ------
Net Assets                                                                                              $170,085,013  100.0%
                                                                                                        ============  ======

Net Asset                  Class A--Based on net assets of $26,507,489 and
Value:                              2,063,912 shares outstanding                                        $      12.84
                                                                                                        ============
                           Class B--Based on net assets of $79,070,968 and
                                    6,316,068 shares outstanding                                        $      12.52
                                                                                                        ============
                           Class C--Based on net assets of $48,542,587 and
                                    3,877,504 shares outstanding                                        $      12.52
                                                                                                        ============
                           Class D--Based on net assets of $15,963,969 and
                                    1,245,951 shares outstanding                                        $      12.81
                                                                                                        ============

  *Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
(b)First Data Corp. acquired First Financial Management Corp.
(c)Upjohn Co. merged with Pharmacia AB.